   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 9, 1997



                                                      REGISTRATION NO. 333-34249

================================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1


                                       TO

                                    FORM S-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------
                           SMITH INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                        95-3822631
          (State or other jurisdiction                           (I.R.S. Employer
       of incorporation or organization)                       Identification No.)

                               16740 HARDY STREET
                                 P.O. BOX 60068
                              HOUSTON, TEXAS 77205
                                 (281) 443-3370
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------
                                 NEAL S. SUTTON
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                           SMITH INTERNATIONAL, INC.
                               16740 HARDY STREET
                                 P.O. BOX 60068
                              HOUSTON, TEXAS 77205
                                 (281) 233-5060
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------
                                   Copies to:

               ERIC A. BLUMROSEN                                 THOMAS P. MASON
      GARDERE WYNNE SEWELL & RIGGS, L.L.P.                    ANDREWS & KURTH L.L.P.
           333 CLAY AVENUE, SUITE 800                         600 TRAVIS, SUITE 4200
              HOUSTON, TEXAS 77002                             HOUSTON, TEXAS 77002
                 (713) 308-5533                                   (713) 220-4368

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If the only securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                                        PROPOSED MAXIMUM       PROPOSED MAXIMUM
   TITLE OF EACH CLASS OF             AMOUNT                OFFERING              AGGREGATE              AMOUNT OF
 SECURITIES TO BE REGISTERED     TO BE REGISTERED      PRICE PER UNIT(1)        OFFERING PRICE        REGISTRATION FEE
- -------------------------------------------------------------------------------------------------------------------------
  % Senior Notes Due 2007          $150,000,000               100%               $150,000,000             $45,455
========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.
                            ------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table indicates the expenses to be incurred in connection with the offering described in this Registration Statement. All expenses are estimated except the Securities and Exchange Commission registration fee.

Securities and Exchange Commission registration fee.........  $ 45,455
Rating agency fees..........................................   180,000
Trustee's fees and expenses.................................    10,000
Blue sky fees (including counsel fees)......................     3,000
Accounting fees.............................................    40,000
Legal services and expenses.................................   100,000
Printing and engraving fees.................................    75,000
Miscellaneous...............................................    71,545
                                                              --------
          Total.............................................  $525,000
                                                              ========

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Under Section 145 of the Delaware General Corporation Law (the "DGCL"), the Company, as a Delaware corporation, has the power, under specified circumstances, to indemnify its directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason that they were or are such directors, officers, employees or agents, against expenses and liabilities incurred in any such action, suit or proceeding so long as they acted in good faith and in a manner that they reasonably believed to be in, or not opposed to, the best interests of such corporation, and with respect to any criminal action, that they had no reasonable cause to believe their conduct was unlawful. With respect to suits by or in the right of such corporation, however, indemnification is generally limited to attorneys' fees and other expenses and is not available if such person is adjudged to be liable to such corporation unless the court determines that indemnification is appropriate. A Delaware corporation also has the power to purchase and maintain insurance for such persons. The Restated Certificate of Incorporation of the Company and the Restated Bylaws of the Company permit indemnification in accordance with the DGCL. Reference is made to the Restated Certificate of Incorporation and the Restated Bylaws of the Company.

     Section 102(b)(7) of the DGCL provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director provided that such provisions may not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 (relating to liability for unauthorized acquisitions or redemptions of, or dividends on, capital stock) of the DGCL or
(iv) for any transaction from which the director derived an improper personal benefit. The Company's Restated Certificate of Incorporation contains such a provision.

     The above discussion of the Company's Restated Certificate of Incorporation and Restated Bylaws and of Sections 102(b)(7) and 145 of the DGCL is not intended to be exhaustive and is qualified in its entirety by such Restated Certificate of Incorporation, Restated Bylaws and statutes.

ITEM 16.  EXHIBITS.

     The following is a list of all exhibits filed as a part of this Registration Statement on Form S-3:

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
           1.1**         -- Form of proposed Underwriting Agreement.
           4.1**         -- Form of proposed Indenture, between Smith International,
                            Inc. and The Bank of New York, as Trustee.
           4.2           -- Form of Note.
           5.1**         -- Opinion of Neal S. Sutton, Esq. as to legality of the
                            securities registered hereby.
           5.2**         -- Opinion of Gardere Wynne Sewell & Riggs, L.L.P. as to
                            legality of the securities registered hereby.
          12.1**         -- Computation of Ratio of Earnings to Fixed Charges of the
                            Company.
          23.1**         -- Consent of Arthur Andersen LLP.
          23.2**         -- Consent of Neal S. Sutton (set forth in the opinion filed as Exhibit 5.1).
          23.3**         -- Consent of Gardere Wynne Sewell & Riggs, L.L.P. (set
                            forth in the opinion filed as Exhibit 5.2).
          24**           -- Powers of attorney (set forth on the signature page
                            hereof).
          25.1**         -- Statement of Eligibility of Trustee on Form T-1.

- ---------------

** Previously filed.

ITEM 17.  UNDERTAKINGS.

     (b) FILINGS INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY
REFERENCE. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (e) INCORPORATED ANNUAL AND QUARTERLY REPORTS. The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

     (h) REQUEST FOR ACCELERATION OF EFFECTIVE DATE. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (i) REGISTRATION STATEMENT PERMITTED BY RULE 430A. The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of September, 1997.


                                          SMITH INTERNATIONAL, INC.

                                          By:      /s/ DOUGLAS L. ROCK
                                            ------------------------------------
                                                      Douglas L. Rock,
                                             Chief Executive Officer, President
                                                             and
                                                  Chief Operating Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                 /s/ DOUGLAS L. ROCK                   Chief Executive Officer,       September 8, 1997
- -----------------------------------------------------    President and Chief
                   Douglas L. Rock                       Operating Officer
                                                         (Principal Executive
                                                         Officer)

                          *                            Executive Vice President and   September 8, 1997
- -----------------------------------------------------    Director
                  Loren K. Carroll

                 /s/ JOHN J. KENNEDY                   Senior Vice President and      September 8, 1997
- -----------------------------------------------------    Chief Financial Officer
                   John J. Kennedy                       (Principal Financial and
                                                         Accounting Officer)

                          *                            Director                       September 8, 1997
- -----------------------------------------------------
                 Benjamin F. Bailar

                          *                            Director                       September 8, 1997
- -----------------------------------------------------
                    G. Clyde Buck

                          *                            Director                       September 8, 1997
- -----------------------------------------------------
                   James R. Gibbs

                          *                            Director                       September 8, 1997
- -----------------------------------------------------
                   Jerry W. Neely

                          *                            Director                       September 8, 1997
- -----------------------------------------------------
                   H. Moak Rollins

               *By: /s/ NEAL S. SUTTON
  ------------------------------------------------
                   Neal S. Sutton
                  Attorney-in-Fact

                                 EXHIBIT INDEX

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          1.1**          -- Form of proposed Underwriting Agreement.
          4.1**          -- Form of proposed Indenture, between Smith International,
                            Inc. and The Bank of New York, as Trustee.
          4.2            -- Form of Note.
          5.1**          -- Opinion of Neal S. Sutton, Esq. as to legality of the
                            securities registered hereby.
          5.2**          -- Opinion of Gardere Wynne Sewell & Riggs, L.L.P. as to
                            legality of the securities registered hereby.
         12.1**          -- Computation of Ratio of Earnings to Fixed Charges of the
                            Company.
         23.1**          -- Consent of Arthur Andersen LLP.
         23.2**          -- Consent of Neal S. Sutton (set forth in the opinion filed as Exhibit 5.1).
         23.3**          -- Consent of Gardere Wynne Sewell & Riggs, L.L.P. (set
                            forth in the opinion filed as Exhibit 5.2).
         24**            -- Powers of attorney (set forth on the signature page
                            hereof).
         25.1**          -- Statement of Eligibility of Trustee on Form T-1.

- ---------------

** Previously filed.